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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                               SEPTEMBER 10, 1998
               (Date of Report/Date of Earliest Reportable Event)


                           UNIVERSAL FOODS CORPORATION
             (Exact name of registrant as specified in its charter)


                  WISCONSIN                            1-7626                           39-0561070
               (State or other                    (Commission File                     (IRS Employer
               jurisdiction of                         Number)                          ID Number)
               incorporation)
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                            433 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                    (Address of principal executive offices)



                                 (414) 271-6755
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On September 10, 1998, the Board of Directors of Universal Foods
Corporation (the "Company"), acting pursuant to its authority under Section 12.1 of the Company's 1998 Stock Option Plan (the "Plan"), adopted Amendment No. 1 to the Plan. The full text of Amendment No. 1 is attached to this report as Exhibit
99.1.

















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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Amendment No. 1 dated September 10, 1998 to the
                           Universal Foods Corporation 1998 Stock Option Plan.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL FOODS CORPORATION



                                     By: /s/ John L. Hammond
                                         ---------------------------------------
                                     Name:         John L. Hammond
                                     Title:        Vice President, Secretary and
                                                   General Counsel


Dated:  October  6 , 1998

















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                                  EXHIBIT INDEX
                           UNIVERSAL FOODS CORPORATION
                                    FORM 8-K

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

                                                             INCORPORATED
   EXHIBIT                                                    HEREIN BY           FILED
   NUMBER                     DESCRIPTION                     REFERENCE          HEREWITH
------------   ----------------------------------------      ------------        --------

     99.1      Amendment No. 1 dated September 10, 1998                              X
               to the Universal Foods Corporation
               1998 Stock Option Plan.











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